UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2026 (May 14, 2026)
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UNION PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Utah	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (402) 544-5000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Union Pacific Corporation (the Company) held its Annual Meeting of Shareholders on May 14, 2026, conducted through a live audio webinar only (the Meeting). Of the 593,678,300 shares outstanding and entitled to vote at the Meeting, 538,870,394 shares were present at the Meeting in person or by proxy, constituting a quorum of 90.76%. The shareholders of the Company’s common stock (the Shareholders) considered and voted upon three proposals at the Meeting.

Proposal 1 – Election of Directors

The Shareholders elected each of the following directors to serve a term of one year, ending at the time of the next Annual Meeting of Shareholders in 2027 (or until a successor is elected) pursuant to the By-Laws of the Company and the applicable laws of the State of Utah:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sheri H. Edison	468,658,407	10,831,667	1,305,249	58,075,071
Teresa M. Finley	477,361,721	2,594,064	839,538	58,075,071
Deborah C. Hopkins	477,411,285	2,517,387	866,651	58,075,071
Jane H. Lute	458,441,119	21,204,940	1,149,264	58,075,071
Michael R. McCarthy	453,856,480	25,893,643	1,045,200	58,075,071
Doyle R. Simons	468,876,858	10,944,221	974,244	58,075,071
John K. Tien, Jr.	477,322,167	2,587,244	885,912	58,075,071
V. James Vena	477,824,620	2,033,848	936,855	58,075,071
John P. Wiehoff	477,320,553	2,518,328	956,442	58,075,071
W Anthony Will	477,982,920	1,797,522	1,014,881	58,075,071
Christopher J. Williams	473,783,412	5,778,011	1,233,900	58,075,071

Proposal 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2026

The Shareholders voted for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026 by the following count:

Votes For	Votes Against	Abstentions
506,109,723	31,880,708	879,963

Proposal 3 – Advisory Vote to Approve Executive Compensation (“Say on Pay”)

The Shareholders approved, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
454,118,030	24,436,114	2,241,179	58,075,071

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 18, 2026

UNION PACIFIC CORPORATION

By:	/s/ Christina B. Conlin
Christina B. Conlin
Executive Vice President, Chief Legal Officer, and
Corporate Secretary